Exhibit 99.3

Execution Version

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of July 22, 2018, is by and among the individual or entity listed on the signature page hereto (each, a “Shareholder”) and Twin River Worldwide Holdings, Inc., a Delaware corporation (“Parent”).

RECITALS

A.                                    Concurrently with the execution and delivery of this Agreement, Dover Downs Gaming & Entertainment, Inc., a Delaware corporation (the “Company”), Parent and Double Acquisition Corp., a Delaware corporation and wholly owned indirect Subsidiary of Parent (“Merger Sub”), are entering into a Transaction Agreement, dated as of the date hereof (as the same may be amended from time to time, the “Transaction Agreement”);

B.                                    Schedule A sets forth, as of the date of this Agreement, the Company Shares beneficially owned by each Shareholder or with respect to which such Shareholder has the ability to direct the voting of, in each case that are subject to this Agreement (collectively, the “Subject Shares”); and

C.                                    As a condition to its willingness to enter into the Transaction Agreement, Parent has required that the Shareholders, and in order to induce Parent to enter into the Transaction Agreement the Shareholders have agreed to, enter into this Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.                                           Certain Definitions.  Capitalized terms used but not defined herein have the respective meanings ascribed to such terms in the Transaction Agreement.  In addition, for purposes of this Agreement:

(a)                                 “Agreement Period” means the period beginning on the date hereof and ending on the earlier of (i) the Effective Time and (ii) the date on which the Transaction Agreement is terminated in accordance with its terms.

(b)                                 “beneficial owner” or “beneficial ownership”, or phrases of similar meaning, with respect to any Subject Shares, has the meaning ascribed to such term under Rule 13d-3(a) promulgated under the Exchange Act.

Section 2.                                           No Disposition, Encumbrance or Solicitation.

(a)                                 No Disposition, Encumbrance.  Each Shareholder agrees that, during the Agreement Period, such Shareholder will not without Parent’s prior written consent, directly or indirectly, transfer, sell, pledge, encumber, assign or otherwise dispose of any Subject Shares beneficially owned by such Shareholder or with respect to which such Shareholder otherwise has the ability to direct the voting of.  Notwithstanding the foregoing, any Shareholder may (i) cause shares of Restricted Stock to be sold or withheld in order to satisfy such Shareholder’s tax withholding obligations upon the vesting of Restricted Stock, as permitted by any Company Stock

Plan, and (ii) transfer Subject Shares beneficially owned by such Shareholder to Affiliates, immediate family members, a trust established for the benefit of the Shareholder and/or for the benefit of one or more members of the Shareholder’s immediate family or charitable organizations or upon the death of the Shareholder, provided that as a condition to such transfer, the recipient agrees to be bound by this Agreement.

(b)                                 Non-Solicitation.  During the Agreement Period each Shareholder undertakes that such Shareholder will not, and will cause such Shareholder’s Affiliates or Representatives not to, directly or indirectly, solicit or initiate, any inquiries or proposals from, discuss or negotiate with, or provide any non-public information to, any Person relating to, any Company Acquisition Proposal.

Section 3.                                           Voting.  During the Agreement Period, each Shareholder undertakes that at the Company Stockholders Meeting or at such time as the Company otherwise seeks a vote or consent of the stockholders of the Company, such Shareholder will (a) cause all Subject Shares beneficially owned by such Shareholder, or with respect to which such Shareholder otherwise has the ability to direct the voting of, to be counted as present thereat for purposes of establishing a quorum, (b) cause the holder of record on any applicable record date to, vote all such Subject Shares in favor of, or provide a consent with respect to, (i) adoption of the Transaction Agreement and each of the other Transactions, (ii) approval of any proposal to adjourn or postpone any meeting of the stockholders of the Company to a later date if there are not sufficient votes for the adoption of the Transaction Agreement on the date on which such meeting is held and (iii) any other matter necessary for consummation of the Transactions that is considered at any such meeting or is the subject of any such consent solicitation, and (c) cause the holder of record on any applicable record date to, vote all such Subject Shares against, and not provide consents with respect to, (i) any agreement related to any Company Acquisition Proposal, (ii) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its Subsidiaries and (iii) any action, proposal, transaction or agreement that would materially delay, prevent, frustrate, impede or interfere with the Merger or the other Transactions or result in the failure of any condition set forth in ARTICLE VII of the Transaction Agreement to be satisfied.  Except as otherwise set forth in or contemplated by this Agreement, each Shareholder may vote Subject Shares in its discretion on all matters submitted for the vote of stockholders of the Company or in connection with any written consent of the Company’s stockholders in a manner that is not inconsistent with the terms of this Agreement.

Section 4.                                           Certain Information.  Each Shareholder hereby consents to the publication and disclosure in the Proxy Statement/Prospectus, the Registration Statement and any other documents or communications provided by the Company, Parent or Merger Sub to any Governmental Entity or to securityholders of the Company of such Shareholder’s identity and beneficial ownership of Subject Shares and the nature of such Shareholder’s commitments under this Agreement.  Each Shareholder will promptly provide any information regarding such Shareholder reasonably requested by the Company, Parent or Merger Sub for any regulatory application or filing made or approval sought in connection with the Merger or the other Transactions (including filings with the SEC).

Section 5.                                           Representations and Warranties of the Shareholder.  Each Shareholder represents and warrants (as to such Shareholder) to Parent that:

(a)                                 The execution, delivery and performance of this Agreement by such Shareholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Shareholder and no further proceedings or actions on the part of the Shareholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b)                                 This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming it has been duly and validly authorized, executed and delivered by the other parties hereto, constitutes the valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms.

(c)                                  The execution, delivery and performance of this Agreement by such Shareholder does not (i) conflict with or violate any Law applicable to such Shareholder or its property or assets, (ii) result in any violation or breach of any provisions of, or constitute (with notice or lapse of time or both) a default under any contract to which such Shareholder is a party or by which its properties or assets may be bound, or (iii) result in the creation of a Lien on any Subject Shares beneficially owned by such Shareholder, except, with respect to clauses (ii) and (iii), for such conflicts, violations, breaches or defaults that would not reasonably be expected to impair the ability of such Shareholder to perform its obligations hereunder.

(d)                                 As of the date hereof, such Shareholder is the beneficial owner of Subject Shares as set forth on Schedule A.

(e)                                  As of the date hereof, there is no action, proceeding or litigation pending against, or, to the knowledge of such Shareholder, threatened in writing against or affecting, the Shareholder or any of its properties or assets that would reasonably be expected to impair the ability of such Shareholder to perform its obligations hereunder.

Section 6.                                           Notices of Certain Events.  Each Shareholder will notify Parent of any action, proceeding or litigation of the type described in Section 5(e) that is pending or threatened in writing after the date hereof.

Section 7.                                           Capacity as a Shareholder. Each Shareholder signs this Agreement solely in such Shareholder’s capacity as a Shareholder of the Company, and not in the Shareholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries or in the Shareholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein will in any way restrict a director or officer of the Company in the exercise of his or her fiduciary duties as a director or officer of the Company (including by voting, in his or her capacity as a director, in the Shareholder’s sole discretion on any matter), or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.  In this regard, the Shareholder will not be deemed to make any agreement or understanding in this Agreement in the Shareholder’s capacity as a director or officer of the Company, including with respect to Section 6.5 of the Transaction Agreement.

Section 8.                                           Miscellaneous. (a)  Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by prepaid overnight courier (providing proof of delivery), by facsimile, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses, facsimile numbers or email addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8(a)):

(i)                                     if to Parent, as set forth in the Transaction Agreement; or

(ii)                                  if to a Shareholder, to its address set forth under the Shareholder’s name on Schedule A.

(b)                                 Entire Agreement; No Third-Party Beneficiaries; Amendment.  This Agreement constitutes the entire agreement, and supersedes all prior understandings, agreements or representations, by or among the parties hereto with respect to the subject matter hereof.  This Agreement will not confer any rights or remedies upon any Person or entity other than the parties hereto and their respective permitted successors and permitted assigns.  This Agreement may only be amended by a written instrument executed and delivered by each of the parties hereto.

(c)                                  Assignment; Binding Effect.  No party hereto may assign or delegate this Agreement or any of its rights, interests or obligations hereunder (whether by operation of Law or otherwise) without the prior written approval of Parent, in the case of assignment or delegation by a Shareholder, or holders of a majority of the Subject Shares, in the case of assignment or delegation by Parent, and any attempted assignment or delegation without such prior written approval will be void and without legal effect; provided, however, that Parent may assign its rights but not delegate its duties hereunder to a wholly-owned Subsidiary of Parent, it being understood and agreed that any such assignment will not relieve Parent of its obligations hereunder.  Subject to the preceding sentence, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

(d)                                 Termination.  This Agreement will automatically terminate and become void and of no further force or effect at the end of the Agreement Period; provided, however, that no such termination will relieve or release any party hereto from any obligations or liabilities arising out of its breach of this Agreement prior to its termination.

(e)                                  Governing Law; Forum.  (i)  All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the Transactions contemplated hereby will be governed by and construed in accordance with the Laws of the State of Delaware without regard to its rules of conflict of laws.

(ii)                                  All actions or proceedings arising out of or relating to this Agreement will be heard and determined in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware).  The parties hereby (A) submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) for the purpose of any action or proceeding arising out of or relating to this Agreement brought by any party and (B) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.  Each of the parties hereto agrees that mailing of process or other papers in connection with any action or proceeding in the manner provided in Section 8(a) or such other manner as may be permitted by Law shall be valid and sufficient service of process.

(iii)                               Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS.  Each of the parties (A) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it and the other hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 8(e).

(f)                                   Counterparts.  This Agreement may be executed and delivered (including by facsimile or other form of electronic transmission) in two or more counterparts, and by each party hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

(g)                                  Expenses.  All costs and expenses incurred in connection with this Agreement will be paid by or on behalf of the party incurring such cost or expense.

(h)                                 Specific Performance; Exclusive Remedy.  Each Shareholder agrees that irreparable damage would occur in the event any provision of this Agreement were not performed by it in accordance with the terms hereof and that money damages would not be a sufficient remedy for any breach of this Agreement, and accordingly, Parent will be entitled to specific performance of the terms hereof, without any requirement to post bond.  The specific performance provided for in this Section 8(h) and the remedies set forth under ARTICLE VIII of the Transaction Agreement will constitute the sole and exclusive remedies or relief available to the Parent for any breach of this Agreement by any Shareholder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

Twin River Worldwide Holdings, Inc.

By:	/s/ John E. Taylor, Jr.
Name:	John E. Taylor, Jr.
Title:	Chairman

Patrick J. Bagley

/s/ Patrick J. Bagley

Timothy R. Horne

/s/ Timothy R. Horne

Jeffrey W. Rollins

/s/ Jeffrey W. Rollins

Klaus M. Belohoubek

/s/ Klaus M. Belohoubek

Denis McGlynn

/s/ Denis McGlynn

R. Randall Rollins

/s/ R. Randall Rollins

Edward J. Sutor

/s/ Edward J. Sutor

Henry B. Tippie

/s/ Henry B. Tippie

Schedule A

Subject Shares

Shareholder	Common Stock		Class A Common Stock
Henry B. Tippie
3411 Silverside Road
Tatnall Bldg., Suite 201
Wilmington, DE 19810	1,034,596	*	3,200,000	*
R. Randall Rollins
3411 Silverside Road
Tatnall Bldg., Suite 201
Wilmington, DE 19810			2,131,500	*
Jeffrey W. Rollins
3411 Silverside Road
Tatnall Bldg., Suite 201
Wilmington, DE 19810			1,046,673	*
Denis McGlynn
3411 Silverside Road
Tatnall Bldg., Suite 201
Wilmington, DE 19810	221,290	*	450,600	*
Patrick J. Bagley
3411 Silverside Road
Tatnall Bldg., Suite 201
Wilmington, DE 19810	27,322	*
Klaus M. Belohoubek
3411 Silverside Road
Tatnall Bldg., Suite 201
Wilmington, DE 19810	193,875	*
Timothy R. Horne
3411 Silverside Road
Tatnall Bldg., Suite 201
Wilmington, DE 19810	135,887	*
Edward J. Sutor
3411 Silverside Road
Tatnall Bldg., Suite 201
Wilmington, DE 19810	239,234	*

* Indicates Company Shares with respect to which such Shareholder has the ability to direct the voting of